UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2023

PLx Pharma Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36351	46-4995704
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fishers Lane, Suite E, Sparta, New Jersey	07871
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 409-6541

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PLXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 7, 2023, PLx Pharma Inc. (the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) regarding its noncompliance with Nasdaq Listing Rule 5605(c)(2), which requires, among other things, that the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company (the “Board”) be comprised of a minimum of three independent directors. As previously disclosed, John W. Hadden II ceased serving on the Board and its committees as of January 19, 2023, and as a result, the Company’s Audit Committee is currently comprised of only two independent directors resulting in the noncompliance. In accordance with Nasdaq Listing Rule 5605(c)(4), the Company is granted a cure period in order to regain compliance with Nasdaq Listing Rule 5605 lasting until the earlier of the Company’s next annual stockholders’ meeting or January 19, 2024 or, if the next annual stockholders’ meeting is held before July 18, 2023, then no later than July 18, 2023.

The Company’s common stock will continue to be listed and traded on the Nasdaq Capital Market during the compliance period, subject to the Company’s compliance with the other continued listing requirements of the Nasdaq Capital Market.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Chairman Transition

On February 9, 2023, the Company and Michael J. Valentino, Executive Chairman of the Board, entered into a Severance and Settlement Agreement and Release of All Claims (the “Separation Agreement”) pursuant to which Mr. Valentino will cease serving as an executive of the Company effective February 14, 2023. Thereafter, he will remain on the Company’s Board as its non-executive Chairman.

In connection with his departure and pursuant to the Separation Agreement, the Company has agreed, in return for a customary general release and waiver in favor of the Company and customary post-employment covenants to pay Mr. Valentino a lump sum payment of $91,875.

As non-executive Chairman of the Board, Mr. Valentino will be entitled to receive compensation for his Board service in accordance with the Company’s Board compensation policies. As non-executive Chairman of the Board, Mr. Valentino will receive an annual retainer fee of $90,000.

This forgoing summary of the material terms of the Separation Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Key Executive Retention Program

On February 8, 2023, following consultation with the Company’s independent compensation consultant, the Board approved the material terms of a retention program for certain of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer (the “Key Executive Retention Plan”). The Key Executive Retention Plan recognizes that, as the Company completes its review of strategic alternatives, which may include liquidation, and conducts necessary corporate operations, it is important for the Company to provide meaningful retention awards to help retain essential executive officers and employees. The retention awards granted pursuant to award notices (each an “Award Notice”) under the Key Executive Retention Plan will be paid in advance, subject to full repayment of the award, less taxes and withholdings, if the employment of the applicable employee terminates for Cause (as defined in the Key Executive Retention Plan) or as a result of the employee’s voluntary resignation prior to the Retention Date (as defined in the Key Executive Retention Plan) or if the employee revokes his or her general release prior to the Retention Date. The retention awards approved for the Company’s named executive officers were as follows: Natasha Giordano, Chief Executive Officer and President, $610,000; and Rita O’Connor, Chief Financial Officer and Head of Manufacturing and Supply Chain, $511,500. The Award Notice for each of Ms. Giordano and Ms. O’Connor amends their respective employment agreements to cancel and rescind the Company’s severance obligation set forth in their respective employment agreements.

The above summary of the Company’s retention program is qualified in its entirety by reference to the complete terms and conditions as set forth in the Key Executive Retention Plan and the Award Notice. The Key Executive Retention Plan, the form of Award Notice, Ms. Giordano’s Award Notice and Ms. O’Connor’s Award Notice are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Severance and Settlement Agreement and Release of All Claims, dated February 9, 2023, by and between the Company and Michael Valentino.

	10.2	PLx Pharma Inc. 2023 Key Executive Retention Plan.

	10.3	Form of Award Notice under PLx Pharma Inc. 2023 Key Executive Retention Plan.

	10.4	Award Notice, by and between PLx Pharma Inc. and Natasha Giordano, dated February 13, 2023.

	10.5	Award Notice, by and between PLx Pharma Inc. and Rita O’Connor, dated February 13, 2023.

	104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: February 13, 2023	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Severance and Settlement Agreement and Release of All Claims, dated February 9, 2023, by and between the Company and Michael Valentino.

10.2	PLx Pharma Inc. 2023 Key Executive Retention Plan.

10.3	Form of Award Notice under PLx Pharma Inc. 2023 Key Executive Retention Plan.

10.4	Award Notice, by and between PLx Pharma Inc. and Natasha Giordano, dated February 13, 2023.

10.5	Award Notice, by and between PLx Pharma Inc. and Rita O’Connor, dated February 13, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).